UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                FEBRUARY 11, 2005



                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

         NEW YORK                     0-15502            13-3238402
(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification No.)

  909 THIRD AVENUE, NEW YORK, NEW YORK                      10022
(Address of principal executive offices)                  (Zip Code)

                                 (212) 652-6801
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         In the quarter ended April 30, 2004, the Compensation Committee of the Board of Directors (the "Committee") of Comverse Technology, Inc. (the "Company") established, pursuant to the Company's 2004 Management Incentive Plan, performance goals ("Performance Goals") for the year ended January 31, 2005 ("Fiscal 2004") and the bonus amount to be earned for achieving the Performance Goals (the "Targeted Bonus") for the following Company executives (the "Executives"): Kobi Alexander, the Company's Chairman and Chief Executive Officer; David Kreinberg, the Company's Executive Vice President and Chief Financial Officer; and Zeev Bregman, Chief Executive Officer of the Company's Comverse Inc. subsidiary (the "Comverse Subsidiary").

         The actual cash bonus amount payable to an Executive ranges from 0 percent to a maximum of 200 percent of the established Targeted Bonus and depends on whether performance met, exceeded or fell short of the established Performance Goals for the period. Two-thirds of Mr. Alexander's and Mr. Kreinberg's Targeted Bonus is based upon the Company's pro-forma net income and one-third is based upon the Company's sales, while two-thirds of Mr. Bregman's Targeted Bonus is based upon the Comverse Subsidiary's pro-forma operating income and one-third is based upon the Comverse Subsidiary's sales. The Targeted Bonus amount for Fiscal 2004 performance for Mr. Alexander is $500,000, for Mr. Kreinberg is $250,000, and for Mr. Bregman is $300,000, which is approximately 75 percent, 77 percent and 110 percent, respectively, of their salary in effect for Fiscal 2004.

         On February 11, 2005, the Committee established, pursuant to the Company's 2004 Management Incentive Plan, Performance Goals and related Targeted Bonus for the year ended January 31, 2006 ("Fiscal 2005") for each of the Executives. The actual cash bonus amount payable to an Executive will range from 0 percent to a maximum of 200 percent of the established Targeted Bonus and depends on whether performance meets, exceeds or falls short of the established Performance Goals for the period. Two-thirds of Mr. Alexander's and Mr. Kreinberg's Targeted Bonus is based upon the Company's pro-forma net income and one-third is based upon the Company's sales, while two-thirds of Mr. Bregman's Targeted Bonus is based upon the Comverse Subsidiary's pro-forma operating income and one-third is based upon the Comverse Subsidiary's sales. The Targeted Bonus amount for Fiscal 2005 performance for Messrs. Alexander, Kreinberg and Bregman will be approximately 75 percent, 77 percent and 110 percent, respectively, of their salary in effect for Fiscal 2005.



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
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMVERSE TECHNOLOGY, INC.



                                        By:  /s/David Kreinberg
                                             -----------------------------------
                                             Name:   David Kreinberg
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer

Dated:  February 16, 2005






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